UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 6, 2024

SHARPLINK GAMING, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41962	87-4752260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

612-293-0619

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported on a Current Report on Form 8-K, dated February 16, 2023, on February 15, 2023, SharpLink Gaming, Inc. (“SharpLink” or the “Company”), issued a warrant to Alpha Capital Anstalt (“Alpha”) to purchase 880,000 common shares (as adjusted for the 1-for-10 -reverse stock split) of the Company (the “2023 Warrant”). The 2023 Warrant provided that in the event of a fundamental transaction, which included a sale of substantially all of the Company’s assets, at Alpha’s option, the Company would repurchase the 2023 Warrant from Alpha on the terms set forth in Section 3(e)(ii) of the 2023 Warrant (the “Warrant Repurchase”). On January 18, 2024, SharpLink sold substantially all of its assets as was disclosed in a Current Report on Form 8-K, filed on January 24, 2024 (the “Equity Sale”).

On January 19, 2024, SharpLink and Alpha entered into a settlement agreement (the “Settlement Agreement”) whereby Alpha agreed to waive (i) the event of default under Section 3(e)(ii) of the 2023 Warrant in connection with the Equity Sale. Pursuant to Section 5(1) of the 2023 Warrant, Alpha agreed to waive its right to the Warrant Repurchase at the time of the Equity Sale. The Settlement Agreement provides that the Warrant Repurchase for its Black Scholes value would take place upon the earlier of (a) June 30, 2024; (b) the Company raising a gross amount of not less than $3,000,000 whether by equity or debt; and (c) the Company entering into a “fundamental transaction” as defined in the 2023 Warrant. The Parties fixed the Black Scholes value of the 2023 Warrant for purposes of the Warrant Repurchase at $900,000.

On March 6, 2024, SharpLink entered into an Exchange Agreement (the “Exchange Agreement”) with Alpha. Pursuant to the terms and conditions set forth in the Exchange Agreement, the Company agreed to exchange the 2023 Warrant for (i) 156,207 shares of Common Stock (the “Shares”), (ii) a pre-funded warrant in the amount of 469,560 shares of Common Stock (the “Pre-Funded Warrant”) and (iii) the unexchanged balance of the 2023 Warrant Repurchase (the “Warrant Repurchase Balance”). The Warrant Repurchase Balance is valued at $260,111 and shall be subject to the repurchase terms set forth in the Settlement Agreement.

The transaction contemplated by the Exchange Agreement closed on March 8, 2024. The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, which is attached hereto as Exhibit 10.1.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information relating to the issuance of securities pursuant to the Exchange Agreement disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares are being issued to Alpha in reliance upon an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Exchange Agreement between SharpLink Gaming, Inc. and Alpha Capital Anstalt, dated March 6, 2024

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING, INC.

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer
Dated: March 8, 2024